United States
                    Securities and Exchange Commission
                         Washington, D.C. 20549

                           ____________________

                              FORM 8-K
                          ____________________


                          Current Report
               Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



        December 31, 1997                     1-13591
          Date of Report                Commission File Number
(Date of earliest event reported)




                     Computron Software, Inc.
          (Exact name of registrant as specified in its charter)


Delaware                                13-2966911
(State or other jurisdiction of         I.R.S. Employer
 incorporation or organization)         Identification Number




                       301 Route 17 North
                    Rutherford, New Jersey 07070
            (Address of Principal Executive Offices) (Zip Code)


                          (201) 935-3400
          (Registrant's telephone number, including area code)



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  not applicable

               (b)  not applicable

               (c)  Exhibits

     4.1 Form of Warrant, included as an exhibit to Exhibit 10.1 hereto.

     10.1    Securities Purchase Agreement, dated as of December
             31, 1997, among the Company and the investors listed therein.


Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          On December 31, 1997, in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Regulation S thereunder, Computron Software, Inc. (the "Company") completed the offer and sale of 1,535,140 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), and 383,785 warrants, each warrant exercisable for one share of Common Stock for $3.00, subject to adjustment, during the 5 years ending December 31, 2002 (the "Warrants"), for an aggregate consideration of $3,070,280. On December 31, 1997, the Company also completed the offer and sale of 1,402,360 shares of Common Stock and 350,590 Warrants in reliance on the exemption from the registration requirements of the Securities Act, pursuant to
Section 4(2) of the Securities Act and Regulation D thereunder, for an aggregate consideration of $2,804,720. Pursuant to the terms of the Securities Purchase Agreement, dated as of December 31, 1997 (the "Securities Purchase Agreement"), entered into among the Company and the investors listed below, the Company will use reasonable best efforts to file a registration statement with the SEC covering the Common Stock issued, the Common Stock issuable upon exercise of the Warrants and certain additional Common Stock issuable under certain conditions pursuant to the terms of the Securities Purchase Agreement and to cause such registration statement to become effective no later than June 15, 1998.

     The Common Stock and Warrants issued in reliance on Regulation S under the Securities Act and under Section 4(2) under the Securities Act and Regulation D thereunder were sold to the following:

     Pursuant to Regulation S:


     1.   Lion Investments Limited
     2.   Westpool Investment Trust plc
     3.   CA Capital Management Ltd.

     Pursuant to Section 4(2) and Regulation D thereunder:

     1.   The Weber Family Trust dated 1/6/89
     2.   RH Capital Associates Number One, L.P.
     3.   Robert Horwitz
     4.   Paul Savidis
     5.   WPG Software Fund, L.P.
     6.   WPG Institutional Software Fund, L.P.
     7.   Sippl Macdonald Ventures II, L.P.


     Neither the Common Stock nor the Warrants issued by the Company nor the Common Stock issuable upon exercise of the Warrants has been registered under the Securities Act or any state securities laws. Accordingly, these securities may not be offered or sold absent registration or an exemption from the registration requirements of the Securities Act, and applicable state securities laws.

     The Securities Purchase Agreement and a form of the Warrant are filed as exhibits hereto and are hereby incorporated by reference.










                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 8, 1998              COMPUTRON SOFTWARE, INC.



                              By:   /s/Michael R. Jorgensen
                                      Name:  Michael R. Jorgensen
                                      Title: Executive Vice
                                             President and
                                             Chief Financial
                                             Officer














                            EXHIBIT INDEX


Exhibit             Description                      Page
-------          ----------------------------    ------------
4.1              Form of Warrant, included as an
                 exhibit to Exhibit 10.1 hereto.

10.1             Securities Purchase Agreement, dated
                 as of December 31, 1997, among the
                 Company and the investors listed
                 therein.